Exhibit 24



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1997.




                                   /s/ R. E. Allen
                                   --------------------------
                                   By:  R. E. Allen
                                        Chairman of the Board
                                          and Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS,  the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1997.




                                   /s/ J. R. Walter
                                   ---------------------
                                   By:  J. R. Walter
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1997.





                                  /s/  D. E. Somers
                                  -----------------
                                  By:  D. E. Somers
                                       Senior Executive Vice President
                                         and Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS and E. M. DWYER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of May, 1997.





                                   /s/  M. B. Tart
                                   --------------------
                                   By:  M. B. Tart
                                        Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



                                 /s/  Kenneth T. Derr
                                 --------------------
                                 By:  Kenneth T. Derr
                                      Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of May, 1997.



                               /s/  M. Kathryn Eickhoff
                               ------------------------
                               By:  M. Kathryn Eickhoff
                                    Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of May, 1997.



                                /s/  Walter Y. Elisha
                                ---------------------
                                By:  Walter Y. Elisha
                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of May, 1997.



                              /s/  George M. C. Fischer
                              -------------------------
                              By:  George M. C. Fischer
                                   Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.


                                            /s/ Ralph S. Larsen
                                            -----------------------
                                            By:  Ralph S. Larsen
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 1997.



                                          /s/  Michael I. Sovern
                                          ----------------------
                                          By:  Michael I Sovern
                                               Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 20 million common shares to be offered under the AT&T 1997 Long Term Incentive Program; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and E. M. DWYER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1997.




                                            /s/ Thomas H. Wyman
                                            -------------------
                                            By: Thomas H. Wyman
                                                Director